UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 20, 2011



                            LATITUDE SOLUTIONS, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         NEVADA                          000-54194               26-1284382
------------------------------     ----------------------    -------------------
 (State or jurisdiction of        (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

         2595 NW BOCA RATON BLVD., SUITE 100, BOCA RATON, FLORIDA 33431
        ----------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (561) 417-0644
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               Registrant's telephone number, including area code

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
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RE-ELECTION OF BOARD OF DIRECTORS

On October 20, 2011, Latitude Solutions, Inc. ("the Company") held an Annual Meeting of Its Shareholders ("Shareholder Meeting"), as discussed in Item 5.07, below. At the Shareholder Meeting, a majority of the shareholders re-elected the following individuals to the Company's Board of Directors.


Harvey N. Kaye                   Kenneth Koock
Matthew J. Cohen                 Lynden B. Rose
Warren V. Blasland, Jr.          James Bohlig

Such individuals were re-elected to serve till the next annual meeting of the Company's shareholders.

Mr. Kaye, Cohen and Blasland are officers of the Company and serve as the Chief Executive Officer, Chief Financial Officer and an Executive Vice President of the Company, respectively.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
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As  part  of  the  Shareholder's   Meeting,  as  discussed  in  Item  5.07,  the
shareholders approved resolutions to amend the Articles of Incorporation to authorize up to 25,000,000 shares of preferred stock and to increase the authorized common shares of the Company from 100,000,000 shares of common stock to 250,000,000 shares of common stock.

In the near future, the Company intends to file an amendment to the Articles of Incorporation with the Secretary of State of Nevada to authorize 25,000,000 shares of Preferred Shares to be designated in any series or classes and with those rights, privileges and preferences to be determined at the discretion of the Company's Board of Directors.

In the near future, the Company intends to file an amendment to the Articles of Incorporation with the Secretary of State of Nevada to increase the authorized common shares of the Company from 100,000,000 shares of common stock to 250,000,000 shares of common stock.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On October 20, 2011, at 10:00 a.m. at the Wyndam Garden Hotel in Boca Raton, Florida, the Company held its Annual Shareholder Meeting.

The Company had 55,378,132 shares of common stock issued and outstanding eligible to vote. Proxies representing 37,237,144 shares of common stock were voted.

At the Shareholders Meeting, the following proposals were passed by the shareholders:

1. To authorize 25,000,000 Preferred Shares with a $0.001 par value, in such classes or series with designation of rights, privileges, and preferences as the Board may later determine.

---------------------- ----------------------- -----------------------
         FOR                   AGAINST                 ABSTAIN
---------------------- ----------------------- -----------------------
  29,177,153 shares       8,017,709 shares          42,282 shares
---------------------- ----------------------- -----------------------

2. To amend the Company's articles of incorporation to increase the authorized common shares of the Company from 100,000,000 shares of common stock to 250,000,000 shares of common stock. This action will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada.

--------------------- ------------------------ -----------------------
         FOR                 AGAINST                   ABSTAIN
--------------------- ------------------------ -----------------------
  32,876,590 shares     5,705,232 shares           159,064 shares
--------------------- ------------------------ -----------------------


3. To elect the following six persons to the Board of Directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

                                     NUMBER OF SHARES
                          FOR          VOTED AGAINST                 ABSTAIN
                      ----------     ----------------                -------
Warren V. Blasland    35,494,182           0                         275,962
James Bohlig          37,064,925           0                         275,962
Matthew J. Cohen      35,553,628           0                         253,108
Harvey N. Kaye        35,594,036           0                         212,700
Kenneth Koock         35,560,182           0                         276,962
Lynden B. Rose        35,561,182           0                         275,962

4. Approval of the 2011 Latitude Solutions, Inc. Stock Option and Award Incentive Plan.

--------------------- ------------------------ -----------------------
         FOR                 AGAINST                   ABSTAIN
--------------------- ------------------------ -----------------------
  29,277,973 shares     7,834,951 shares            92,220 shares
--------------------- ------------------------ -----------------------


5. Ratified the appointment of our Auditors, Mallah Furman and Company, P.A. for the fiscal year ending December 31, 2011.

--------------------- ------------------------ -----------------------
         FOR                  AGAINST                  ABSTAIN
--------------------- ------------------------ -----------------------
  35,675,182 shares      1,500,000 shares           61,962 shares
--------------------- ------------------------ -----------------------

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

         Dated: October 25, 2011



                            LATITUDE SOLUTIONS, INC.



                            By: /s/ Harvey N. Kaye
                            -------------------------------------------------
                            Harvey N. Kaye, CEO, President & Chairman

































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